Exhibit 10.1

AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT

Dated as of May 26, 2006

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among Avaya Inc., a Delaware corporation (the “Company”), Avaya International Sales Limited, a company incorporated in Ireland under registration number 342279 having its registered office at Corke Abbey, Bray Co. Wicklow (“AISL”, and together with the Company, the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrowers, the Lenders and the Agent have entered into a Credit Agreement dated as of February 23, 2005, amended by amendment No. 1 dated as of May 25, 2005 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           The definitions of Applicable Margin and Applicable Percentage in Section 1.01 are amended in full to read as follows:

“Applicable Margin” means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Margin for Base Rate Advances	Applicable Margin for Eurocurrency Rate Advances
Level 1
BBB or Baa2 or above	0.000%	0.625%
Level 2
BBB- or Baa3	0.000%	0.700%
Level 3
BB+ or Ba1	0.000%	1.000%
Level 4
BB or Ba2	0.000%	1.150%
Level 5
BB- or Ba3	0.100%	1.300%
Level 6
Lower than Level 5	0.500%	1.750%

“Applicable Percentage” means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Percentage
Level 1
BBB or Baa2 or above	0.125%
Level 2
BBB- or Baa3	0.175%
Level 3
BB+ or Ba1	0.250%
Level 4
BB or Ba2	0.350%
Level 5
BB- or Ba3	0.450%
Level 6
Lower than Level 5	0.500%

(b)           The proviso to the first sentence of the definition of “Public Debt Rating” in Section 1.01 is amended in full to read as follows:

provided, that if the Company does not have outstanding any class of non-credit enhanced long-term senior unsecured debt, “Public Debt Rating” shall mean, in the case of S&P, the corporate or issuer credit rating and, in the case of Moody’s, the corporate family rating, of the Company most recently announced by such rating agency.

(c)           The definition of “Termination Date” in Section 1.01 is amended in full to read as follows:

“Termination Date” means the earlier of May 24, 2011 and the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

(d)           Section 4.01(e) is amended by deleting the date “September 30, 2004” and the date “December 31, 2004” and substituting therefor the dates “September 30, 2005” and “December 31, 2005”, respectively.

(e)           Section 4.01(k) is deleted in full.

SECTION 2.           Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when (a) the Agent shall have received counterparts of this Amendment executed by each Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

(a)           A certificate signed by a duly authorized officer of the Company, dated the Amendment Effective Date, stating that:

(i)            The representations and warranties contained in Section 4.01 of the Credit Agreement, as amended hereby, are correct on and as of the Amendment Effective Date; and

(ii)           No event has occurred and is continuing that constitutes a Default;

(b)           Certified copies of the resolutions of the Board of Directors of each Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment.

(c)           A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

(d)           A favorable opinion of Corporate Counsel for the Company, substantially in the form of Exhibit D to the Credit Agreement, respectively, and as to such other matters as any Lender through the Agent may reasonably request.

SECTION 3.           Representations and Warranties of the Company. The Company represents and warrants as follows:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. AISL is a corporation duly organized, validly existing and in good standing under the laws of Ireland.

(b)           The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby, are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Borrower’s charter or by-laws or other constitutional documents or (ii) any material law or any material contractual restriction binding on or affecting any Borrower.

(c)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by any Borrower of this Amendment and the Credit Agreement, as amended hereby.

(d)           This Amendment has been duly executed and delivered by each Borrower. This Amendment and the Credit Agreement, as amended hereby, are the legal, valid and binding obligation of the Borrower party thereto enforceable against such Borrower in accordance with their respective terms.

(e)           There is no pending or, to the Company’s knowledge, threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment and the Credit Agreement, as amended hereby, or the consummation of the transactions contemplated hereby.

(f)            Each Borrower is, individually and together with its Subsidiaries, Solvent.

SECTION 4.           Reference to and Effect on the Credit Agreement and the Notes

(a)           On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5.           Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.           Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.           Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVAYA INC.

By:	/s/ PETER HONG
	Title:	Vice President and Treasurer

AVAYA INTERNATIONAL SALES LIMITED

By:	/s/ PETER HONG
	Title:	Director

CITICORP USA, INC., as Agent and as Lender

By:	/s/ CAROLYN KEE
	Title:	Vice President

[LENDER SIGNATURES
OMITTED]